SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

                           Date of Report: May 8, 2001



                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     001-14537                52-2093696
      ----------------             ----------------           ------------
      (State or other                (Commission                (IRS Employer
      jurisdiction                   File Number)                Identification
      of incorporation)                                          Number)




             3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia       30326
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                 (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (404) 364-9400



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ITEM 5. OTHER EVENTS.

      On May 7, 2001, Lodgian, Inc. (the "Company") announced that William J. Yung will be appointed to the Company's Board of Directors immediately following the Company's 2001 Annual Meeting of Stockholders to be held on June 21, 2001. Mr. Yung will fill the vacancy created by the resignation of Michael
A. Leven. The Company issued the press release attached hereto as Exhibit 99.1.

      In connection with the election of Mr. Yung to the Company's Board of Directors, Mr. Yung and his affiliates have entered into a Standstill Agreement with the Company. A copy of the Standstill Agrement is attached hereto as
Exhibit 99.2.

ITEM 7. EXHIBITS.

EX. 99.1  Press Release dated May 7, 2001.
EX. 99.2  Standstill Agreement dated May 7, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LODGIAN, INC.

                                   By  /s/ Thomas Arasi
                                       --------------------------------
                                       Name:   Thomas Arasi
                                       Title:  President and Chief
                                               Executive Officer



Date:  May 8, 2001

                                  EXHIBIT INDEX

Exhibit No.  Description
------------ -----------
99.1         Press Release dated May 7, 2001
99.2         Standstill Agreement dated May 7, 2001